SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 03, 2003

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24081	84-1010843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Mt. Pyramid Court, Suite 100
Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 802-1000

N/A
Former Name or Former Address, if Changed Since Last Report

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on November 18, 2003.

ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements required by Item 7 with respect to the acquisition of CMS Communications, Inc. by Evolving Systems, Inc. are filed as part of this report:

(a) Pro Forma Financial Information

The pro forma financial information with respect to the transaction described in Item 2 of the Company’s Form 8-K originally filed with the Securities and Exchange Commission on November 18, 2003, is filed as Exhibit 99.2 to this Amendment and incorporated herein by this reference.

(b) Financial Statements of Business Acquired

The financial statements of CMS Communications, Inc. as of September 30, 2003 (Unaudited), December 31, 2002 and 2001 and for the nine months ended September 30, 2003 and 2002 (Unaudited), the year ended December 31, 2002, and the period from November 26, 2001 (date of inception) to December 31, 2001, are filed as Exhibit 99.3 to this Amendment and incorporated herein by this reference.

c) Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of November 3, 2003 among Evolving Systems, Inc., CMS Communications, Inc, a merger subsidiary wholly owned by Evolving Systems and all of the shareholders of CMS Communications, Inc. (incorporated by reference to Exhibit 2.1 to Evolving Systems, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2003)

4.1

Registration Rights Agreement among the Evolving Systems and all of the shareholders of CMS Communications, Inc. (incorporated by reference to Exhibit 4.1 to Evolving Systems, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2003).

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.
99.1

Press release dated November 3, 2003, “Evolving Systems Acquires CMS Communications In An All Stock Transaction.” (incorporated by reference to Exhibit 99.1 to Evolving Systems, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2003)

99.2	Unaudited Pro Forma Combined Financial Statements
99.3	CMS Communications, Inc. Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2003

Evolving Systems, Inc.

By:	/s/	George A. Hallenbeck
George A. Hallenbeck
Chief Executive Officer